Exhibit 99.1 JELD-WEN Names Gary S. Michel as President and CEO June 01, 2018 CHARLOTTE, N.C.--(BUSINESS WIRE)-- JELD-WEN Holding, Inc. (NYSE:JELD) today announced that its board of directors has selected Gary S. Michel as the company’s president and chief executive officer effective June 18, 2018. Mr. Michel will also be elected to the board of directors of JELD-WEN. Kirk S. Hachigian, chairman of the board of directors and acting chief executive officer, will continue to serve as chairman. Mr. Hachigian will devote his time to supporting Mr. Michel and ensuring a successful transition for customers, employees, and shareholders. Mr. Michel joins JELD-WEN from Honeywell International, Inc., where he was president and chief executive officer of Honeywell’s Home and Building Technologies strategic business group. Previously, Mr. Michel had a distinguished 32-year career at Ingersoll-Rand Company, most recently serving as senior vice president and president Residential HVAC and Supply, a business he transformed over six years to deliver substantial improvements in revenue growth, operating income, and new product development. Mr. Michel also led Ingersoll-Rand’s Club Car, Construction Technologies, Road Development, and Utility Equipment businesses. Mr. Michel earned his B.S. in mechanical engineering at Virginia Tech and his M.B.A. at the University of Phoenix. “After a very thorough search process, I am thrilled to have Gary join us as chief executive officer and as a member of our board of directors. Gary has deep operational experience with a compelling track record of delivering financial results at large, complex, global businesses,” said Mr. Hachigian. “Gary is the right leader for JELD-WEN given the breadth of his experience and established relationships in both the residential and commercial segments of the building industry, as well as his demonstrated ability to generate long-term growth and margin improvement.” “I am honored by the board’s selection, and I cannot imagine a more important and exciting time to join JELD-WEN,” said Mr. Michel. “Our focus will remain on supporting our customers while creating shareholder value through continued margin expansion, strong free cash flow generation, and disciplined capital deployment. I am confident that we have the right strategy and operating model already in place, and I have been very impressed by the senior leadership team that I have met so far. I look forward to working with Kirk, the board of directors, and our global team of associates to lead JELD-WEN through its next exciting phase.” About JELD-WEN JELD-WEN, founded in 1960, is one of the world’s largest door and window manufacturers, operating manufacturing facilities in 20 countries located primarily in North America, Europe and Australia. Headquartered in Charlotte, N.C., JELD-WEN designs, produces and distributes an extensive range of interior and exterior doors, wood, vinyl and aluminum windows and related products for use in the new construction and repair and remodeling of residential homes and non-residential buildings. JELD-WEN is a recognized leader in manufacturing energy-efficient products and has been an ENERGY STAR® Partner since 1998. Our products are marketed globally under the JELD-WEN® brand, along with several market-leading regional brands such as Swedoor® and DANA® in Europe and Corinthian®, Stegbar®, and Trend® in Australia. Forward-Looking Statements This press release contains certain “forward-looking statements” regarding business strategies, market potential, future financial performance, the potential of our categories and brands, our outlook for the second quarter and full year 2018, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K, and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for the second quarter and full year 2018 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight; no changes in foreign currency exchange and tax rates; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.

View source version on businesswire.com: https://www.businesswire.com/news/home/20180601005049/en/ JELD-WEN Holding, Inc. Investor Relations: John Linker, +1.704.378.7007 investors@jeldwen.com or Media Relations: Chris Benware, +1.503.488.4402 JELD-WEN@cmdagency.com Source: JELD-WEN Holding, Inc.